                                                                    EXHIBIT 99.4


                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:

         End of Period Collection Account Balance as of Prior Payment Date:                                               421,472.35
         Available Funds:
               Contract Payments due and received in this period                                                        4,874,978.49
               Contract Payments due in prior period(s) and received in this period                                       485,685.68
               Contract Payments received in this period for next period                                                   57,705.43
               Sales, Use and Property Tax, Maintenance, Late Charges                                                     102,935.92
               Prepayment Amounts related to early termination in this period                                           2,368,288.10
               Servicer Advance                                                                                           430,674.52
               Proceeds received from recoveries on previously Defaulted Contracts                                              0.00
               Transfer from Reserve Account                                                                                5,919.39
               Interest earned on Collection Account                                                                        6,434.23
               Interest earned on Affiliated Account                                                                        1,224.24
               Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                 Section 5.03                                                                                                   0.00
               Amounts paid per Contribution and Servicing Agreement Section 7.01
                 (Substituted contract < Predecessor contract)                                                                  0.00
               Amounts paid under insurance policies                                                                            0.00
               Any other amounts                                                                                                0.00

                                                                                                                     ---------------
         Total Available Funds                                                                                          8,755,318.35
         Less: Amounts to be Retained in Collection Account                                                               391,696.31
                                                                                                                     ---------------
         AMOUNT TO BE DISTRIBUTED                                                                                       8,363,622.04
                                                                                                                     ===============


         DISTRIBUTION OF FUNDS:
               1. To Trustee -  Fees                                                                                            0.00
               2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                              485,685.68
               3. To Noteholders (For Servicer Report immediately following the Final
                   Additional Closing Date)

                     a) Class A1 Principal and Interest                                                                         0.00
                     a) Class A2 Principal (distributed after A1 Note matures) and Interest                                     0.00
                     a) Class A3 Principal (distributed after A2 Note matures) and Interest                             6,232,797.24
                     a) Class A4 Principal (distributed after A3 Note matures) and Interest                               508,746.22
                     b) Class B Principal and Interest                                                                    115,097.46
                     c) Class C Principal and Interest                                                                    230,831.81
                     d) Class D Principal and Interest                                                                    155,308.07
                     e) Class E Principal and Interest                                                                    203,556.70

               4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                       0.00
               5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                     a) Residual Interest (Provided no Restricting or Amortization Event in
                          effect)                                                                                          50,023.24
                     b) Residual Principal (Provided no Restricting or Amortization Event in
                          effect)                                                                                         199,171.69
                     c) Reserve Account Distribution (Provided no Restricting or Amortization
                          Event in effect)                                                                                  5,919.39
               6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                     Other Amounts                                                                                        110,594.39
               7. To Servicer, Servicing Fee and other Servicing Compensations                                             65,890.15
                                                                                                                     ---------------
         TOTAL FUNDS DISTRIBUTED                                                                                        8,363,622.04
                                                                                                                     ===============

                                                                                                                     ---------------
         End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
            Funds (if any)}                                                                                               391,696.31
                                                                                                                     ===============

II.   RESERVE ACCOUNT

         Beginning Balance                                                                                           $  4,104,190.93
               - Add Investment Earnings                                                                                    5,919.39
               - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                 0.00
               - Less Distribution to Certificate Account                                                                   5,919.39
                                                                                                                     ---------------
         End of period balance                                                                                       $  4,104,190.93
                                                                                                                     ===============
         Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
         (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                  $  4,104,190.93
                                                                                                                     ===============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


III.  CLASS A NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class A Notes
                        Pool A                                                                      114,518,842.88
                        Pool B                                                                       40,103,176.36
                                                                                                   ---------------
                                                                                                                      154,622,019.24
         Class A Overdue Interest, if any                                                                     0.00
         Class A Monthly Interest - Pool A                                                              665,961.69
         Class A Monthly Interest - Pool B                                                              233,212.10

         Class A Overdue Principal, if any                                                                    0.00
         Class A Monthly Principal - Pool A                                                           4,352,661.67
         Class A Monthly Principal - Pool B                                                           1,489,708.00
                                                                                                   ---------------
                                                                                                                        5,842,369.67
         Ending Principal Balance of the Class A Notes
                        Pool A                                                                      110,166,181.21
                        Pool B                                                                       38,613,468.36
                                                                                                   ---------------   ---------------
                                                                                                                      148,779,649.57
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $240,779,000     Original Face $240,779,000     Balance Factor
   $ 3.734436                                 $ 24.264449            61.790958%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class A Notes
                        Class A1                                                                              0.00
                        Class A2                                                                              0.00
                        Class A3                                                                     68,818,019.24
                        Class A4                                                                     85,804,000.00
                                                                                                   ---------------

      Class A Monthly Interest                                                                                        154,622,019.24
                        Class A1 (Actual Number Days/360)                                                     0.00
                        Class A2                                                                              0.00
                        Class A3                                                                        390,427.57
                        Class A4                                                                        508,746.22
                                                                                                   ---------------

      Class A Monthly Principal
                        Class A1                                                                              0.00
                        Class A2                                                                              0.00
                        Class A3                                                                      5,842,369.67
                        Class A4                                                                              0.00
                                                                                                   ---------------
                                                                                                                        5,842,369.67
      Ending Principal Balance of the Class A Notes
                        Class A1                                                                              0.00
                        Class A2                                                                              0.00
                        Class A3                                                                     62,975,649.57
                        Class A4                                                                     85,804,000.00
                                                                                                   ---------------
                                                                                                                     ---------------
                                                                                                                      148,779,649.57
                                                                                                                     ===============

Class A3
--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $74,000,000      Original Face $74,000,000      Balance Factor
   $ 5.276048                                $ 78.950941             85.102229%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


V.    CLASS B NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class B Notes
                        Pool A                                                                        1,951,897.77
                        Pool B                                                                          683,517.34
                                                                                                   ---------------
                                                                                                                        2,635,415.11

         Class B Overdue Interest, if any                                                                     0.00
         Class B Monthly Interest - Pool A                                                               11,488.54
         Class B Monthly Interest - Pool B                                                                4,023.07
         Class B Overdue Principal, if any                                                                    0.00
         Class B Monthly Principal - Pool A                                                              74,193.10
         Class B Monthly Principal - Pool B                                                              25,392.75
                                                                                                   ---------------
                                                                                                                           99,585.85
         Ending Principal Balance of the Class B Notes
                        Pool A                                                                        1,877,704.67
                        Pool B                                                                          658,124.59
                                                                                                   ---------------   ---------------
                                                                                                                        2,535,829.26
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $4,104,000       Original Face $4,104,000       Balance Factor
   $ 3.779632                                $ 24.265558             61.789212%
--------------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class C Notes
                        Pool A                                                                        3,903,795.54
                        Pool B                                                                        1,367,034.67
                                                                                                   ---------------
                                                                                                                        5,270,830.21

         Class C Overdue Interest, if any                                                                     0.00
         Class C Monthly Interest - Pool A                                                               23,448.80
         Class C Monthly Interest - Pool B                                                                8,211.32
         Class C Overdue Principal, if any                                                                    0.00
         Class C Monthly Principal - Pool A                                                             148,386.19
         Class C Monthly Principal - Pool B                                                              50,785.50
                                                                                                   ---------------
                                                                                                                          199,171.69
         Ending Principal Balance of the Class C Notes
                        Pool A                                                                        3,755,409.35
                        Pool B                                                                        1,316,249.17
                                                                                                   ---------------   ---------------
                                                                                                                        5,071,658.52
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $8,208,000       Original Face $8,208,000       Balance Factor
   $ 3.857227                                $ 24.265557             61.789212%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


VII.  CLASS D NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class D Notes
                        Pool A                                                                        2,602,530.36
                        Pool B                                                                          911,356.45
                                                                                                   ---------------
                                                                                                                        3,513,886.81

         Class D Overdue Interest, if any                                                                     0.00
         Class D Monthly Interest - Pool A                                                               16,684.39
         Class D Monthly Interest - Pool B                                                                5,842.55
         Class D Overdue Principal, if any                                                                    0.00
         Class D Monthly Principal - Pool A                                                              98,924.13
         Class D Monthly Principal - Pool B                                                              33,857.00
                                                                                                   ---------------
                                                                                                                          132,781.13
         Ending Principal Balance of the Class D Notes
                        Pool A                                                                        2,503,606.23
                        Pool B                                                                          877,499.45
                                                                                                   ---------------   ---------------
                                                                                                                        3,381,105.68
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $5,472,000       Original Face $5,472,000       Balance Factor
   $ 4.116765                                $ 24.265557             61.789212%
--------------------------------------------------------------------------------

VIII. CLASS E NOTE PRINCIPAL BALANCE

         Beginning Principal Balance of the Class E Notes
                        Pool A                                                                        3,253,162.94
                        Pool B                                                                        1,139,195.56
                                                                                                   ---------------
                                                                                                                        4,392,358.50

         Class E Overdue Interest, if any                                                                     0.00
         Class E Monthly Interest - Pool A                                                               27,833.52
         Class E Monthly Interest - Pool B                                                                9,746.77
         Class E Overdue Principal, if any                                                                    0.00
         Class E Monthly Principal - Pool A                                                             123,655.16
         Class E Monthly Principal - Pool B                                                              42,321.25
                                                                                                   ---------------
                                                                                                                          165,976.41
         Ending Principal Balance of the Class E Notes
                        Pool A                                                                        3,129,507.78
                        Pool B                                                                        1,096,874.31
                                                                                                   ---------------   ---------------
                                                                                                                        4,226,382.09
                                                                                                                     ===============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $6,840,000       Original Face $6,840,000       Balance Factor
   $ 5.494194                                $ 24.265557             61.789212%
--------------------------------------------------------------------------------

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

         Beginning Residual Principal Balance
                        Pool A                                                                        3,904,975.48
                        Pool B                                                                        1,367,583.63
                                                                                                   ---------------
                                                                                                                        5,272,559.11

         Residual Interest - Pool A                                                                      36,478.49
         Residual Interest - Pool B                                                                      13,544.75
         Residual Principal - Pool A                                                                    148,386.19
         Residual Principal - Pool B                                                                     50,785.50
                                                                                                   ---------------
                                                                                                                          199,171.69
         Ending Residual Principal Balance
                        Pool A                                                                        3,756,589.29
                        Pool B                                                                        1,316,798.13
                                                                                                   ---------------   ---------------
                                                                                                                        5,073,387.42
                                                                                                                     ===============


X.    PAYMENT TO SERVICER

         - Collection period Servicer Fee                                                                                  65,890.15
         - Servicer Advances reimbursement                                                                                485,685.68
         - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                                110,594.39
                                                                                                                     ---------------
         Total amounts due to Servicer                                                                                    662,170.22
                                                                                                                     ===============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                130,135,204.96

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               4,946,206.45
                                                                                                                     ---------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                   125,188,998.51
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:

             - Principal portion of Contract Payments  and Servicer Advances                          2,613,995.54

             - Principal portion of Prepayment Amounts                                                2,332,210.91

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                      0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                           0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                    0.00

                                                                                                   ---------------
                               Total Decline in Aggregate Discounted Contract Balance                 4,946,206.45
                                                                                                   ===============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                                 45,571,864.01

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                                   0.00

         Decline in Aggregate Discounted Contract Balance                                                               1,692,849.99
                                                                                                                     ---------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                    43,879,014.02
                                                                                                                     ===============

         Components of Decline in Aggregate Discounted Contract Balance:

             - Principal portion of Contract Payments  and Servicer Advances                          1,670,022.82

             - Principal portion of Prepayment Amounts                                                   22,827.17

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02              0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                  Contracts during the Collection Period                                                      0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                  Collection Period                                                                           0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                  during Collection Period                                                                    0.00

                                                                                                   ---------------
                               Total Decline in Aggregate Discounted Contract Balance                 1,692,849.99
                                                                                                   ===============

                                                                                                                     ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     169,068,012.53
                                                                                                                     ===============

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

      POOL A                                                                                                        Predecessor
                                                                              Discounted           Predecessor      Discounted
      Lease #        Lessee Name                                              Present Value        Lease #          Present Value
      ---------------------------------------------------------------------   -------------        -----------      ---------------
                     NONE











                                                                              -------------                         ---------------
                                                                    Totals:           $0.00                                   $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                $0.00
      b) ADCB OF POOL A AT CLOSING DATE                                                                             $186,735,373.96
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                    YES    NO X
                                                                       ---   ---

      POOL B                                                                                                        Predecessor
                                                                                Discounted         Predecessor      Discounted
      Lease #        Lessee Name                                                Present Value      Lease #          Present Value
      ---------------------------------------------------------------------     -------------      -----------      ---------------
                     NONE









                                                                                -------------                       ---------------
                                                                    Totals:             $0.00                                 $0.00


      a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                             $ 86,877,354.94
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                           0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                    YES    NO X
                                                                       ---   ---

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

      POOL A - NON-PERFORMING                                                                                       Predecessor
                                                                              Discounted           Predecessor      Discounted
      Lease #        Lessee Name                                              Present Value        Lease #          Present Value
      ---------------------------------------------------------------------   -------------        -----------      ---------------
      1528-004       U.S. Neurological, Inc.                                  $  194,560.17        2042-202         $    981,403.44
      2826-001       Newark Health Imaging, L.L.C.                            $  789,368.50
      2875-008       MRI of River North, INC. et al                           $  735,842.45        2314-004         $    707,303.41
      2709-202       Symmorphix, Inc.                                         $  390,173.53        2041-201         $    526,898.39
      2712-201       Matric Semiconductor, Inc.                               $  123,333.71        2041-202              $87,853.47
      2712-202       Matric Semiconductor, Inc.                               $  102,100.09
      3323-001       Open MRI Ohio I Ventures L.L.C.                          $1,018,210.69        2659-001         $    567,212.03
                     Cash                                                     $  116,213.37        2660-001         $    567,212.03



                                                                              -------------                         ---------------
                                                                    Totals:   $3,469,802.51                         $  3,437,882.77

      a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  3,437,882.77
      b) ADCB OF POOL A AT CLOSING DATE                                                                             $186,735,373.96
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         1.84%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                    YES    NO X
                                                                       ---   ---


      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                                 Predecessor
                                                                              Discounted           Predecessor      Discounted
      Lease #        Lessee Name                                              Present Value        Lease #          Present Value
      ---------------------------------------------------------------------   -------------        -----------      ---------------
      3313-001       Open MRI Missouri Ventures, LLC                          $1,103,064.69        1004-501         $     60,739.26
      3313-003       Open MRI Missouri Ventures, LLC                          $1,035,735.31        1004-502         $     60,739.26
      3309-002       Open MRI Illinois Ventures, LLC                            $998,471.79        2786-001         $  3,010,223.86







                                                                              -------------                         ---------------
                                                                    Totals:   $3,137,271.79                         $  3,131,702.38

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                  $  3,131,702.38
      b) ADCB OF POOL B AT CLOSING DATE                                                                             $ 86,877,354.94
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         3.60%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS

a)  Total discounted Contract Balance of Predecessor Receivables                                                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02            $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                    YES    NO X
                                                                       ---   ---

                        DVI RECEIVABLES XII L.L.C. 2000-2
                                 SERVICER REPORT
                        FOR THE PAYMENT DATE MAY 13, 2002


XV.   POOL PERFORMANCE MEASUREMENTS


1.                    AGGREGATE DISCOUNTED CONTRACT BALANCE

      CONTRACTS DELINQUENT > 90 DAYS                  TOTAL OUTSTANDING CONTRACTS
      This Month                       2,311,554.59   This Month                    169,068,012.53
      1 Month Prior                    2,173,077.92   1 Month Prior                 175,707,068.97
      2 Months Prior                   1,846,001.41   2 Months Prior                185,711,451.70

      Total                            6,330,633.92   Total                         530,486,533.20

      a) 3 MONTH AVERAGE               2,110,211.31   b) 3 MONTH AVERAGE            176,828,844.40

      c) a/b                                  1.19%

2.    Does a Delinquency Condition Exist (1c > 6%)?                                                Yes               No      X
                                                                                                      ------------     ------------

3.    Restricting Event Check

      A. A Delinquency Condition exists for current period?                                        Yes               No      X
                                                                                                      ------------      -----------
      B. An Indenture Event of Default has occurred and is then continuing?                        Yes               No      X
                                                                                                      ------------      -----------

4.    Has a Servicer Event of Default occurred?                                                    Yes               No      X
                                                                                                      ------------      -----------


5.    Amortization Event Check

      A. Is 1c  > 8%?                                                                              Yes               No      X
                                                                                                      ------------      -----------
      B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
           not remedied within 90 days?                                                            Yes               No      X
                                                                                                      ------------      -----------
      C. As of any Determination date, the sum of all defaulted contracts since the Closing date
           exceeds 6% of the ADCB on the Closing Date?                                             Yes               No      X
                                                                                                      ------------      -----------




6.    Aggregate Discounted Contract Balance at Closing Date                              Balance   $273,612,728.90
                                                                                                   ---------------


      DELINQUENT LEASE SUMMARY

             Days Past Due          Current Pool Balance            # Leases
             -------------          --------------------            --------
                   31 - 60                  2,351,387.65                  25
                   61 - 90                  1,484,753.37                   7
                  91 - 180                  2,311,554.59                  28


      Approved By:
      Matthew E. Goldenberg
      Vice President
      Structured Finance and Securitization